Certain Transactions (Details) - Schedule of preliminary allocation of the purchase price to assets acquired and liabilities $ in Thousands	Mar. 31, 2022 USD ($)
Schedule of preliminary allocation of the purchase price to assets acquired and liabilities [Abstract]
Cash and cash equivalents	$ 82
Goodwill	25,375
Intangible assets	45,000
Other assets	5,280
Total assets acquired	75,737
Net deferred tax liabilities	1,736
Other labilities	20,945
Total liabilities assumed	22,681
Net assets acquired	$ 53,056